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                            SPECIMEN CERTIFICATE OF
                           ENCORE ACQUISITION COMPANY

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
                  COMMON STOCK                                                                     COMMON STOCK
                                                                                                   PAR VALUE $.01
NUMBER                                                                                                                        SHARES

------        INCORPORATED UNDER THE                                                                                          ------
           LAWS OF THE STATE OF DELAWARE


        THIS CERTIFICATE IS TRANSFERABLE IN                                      CUSIP
        NEW YORK, NY AND RIDGEFIELD PARK, NJ                                     SEE REVERSE FOR CERTAIN DEFINITIONS


                                                             [PICTURE]

                                                     ENCORE ACQUISITION COMPANY


                 This Certifies that






                 is the owner of

                                     FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                 Encore Acquisition Company (hereinafter called the "Corporation") transferable on the books of the
      Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
            Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



                           /s/ JON S. BRUMLEY

              Chairman, President and Chief Executive Officer

                                                                          DATED:

                                                                          COUNTERSIGNED AND REGISTERED:
     /s/   JON S. BRUMLEY                    /s/  KYLE M. SCHULTZ              CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
 Executive Vice President and Secretary     Executive Vice President
                                                                          BY                               TRANSFER AGENT
                                                                                                            AND REGISTRAR


     /s/   MORRIS B. SMITH                    /s/  GENE R. CARLSON
 Executive Vice President and Chief         Executive Vice President
         Financial Officer                                                                          AUTHORIZED SIGNATURE
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